UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 16, 2007
                                                           ------------


           Delaware                     0-28815                   06-1241321
           --------                     -------                   ----------
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

    13 North Street, Litchfield, Connecticut                    06759
    ----------------------------------------                    -----
    (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Section 8 - Other Events

        Item 8.01.  Other Events.

        Annual Meeting of Shareholders of First Litchfield Financial Corporation
        ------------------------------------------------------------------------

                  The Annual Meeting of Shareholders of First Litchfield Financial Corporation (the "Company") was held on Wednesday, May 16, 2007.

                  1.  Election Of Directors
                      ---------------------

                  The vote for re-electing each of the four (4) Directors listed below to serve for a term of three years is as follows:

                                                                     Withholding
                                                             For      Authority
                                                             ---      ---------
                  George M. Madsen
                  ----------------

                  Number of Shares:                       1,743,024    45,782
                  Percentage of Shares Entitled to Vote:      77.21%     2.03%
                  Percentage of Shares Voted:                 97.44%     2.56%

                                                                     Withholding
                                                             For      Authority
                                                             ---      ---------
                  Alan B. Magary
                  --------------

                  Number of Shares:                       1,739,533    49,273
                  Percentage of Shares Entitled to Vote:      77.05%     2.18%
                  Percentage of Shares Voted:                 97.25%     2.75%

                                                                     Withholding
                                                             For      Authority
                                                             ---      ---------
                  William J. Sweetman
                  -------------------

                  Number of Shares:                       1,733,911    54,895
                  Percentage of Shares Entitled to Vote:      76.81%     2.43%
                  Percentage of Shares Voted:                 96.93%     3.07%

                                                                     Withholding
                                                             For      Authority
                                                             ---      ---------
                  Patricia D. Werner
                  ------------------

                  Number of Shares:                       1,757,740    31,066
                  Percentage of Shares Entitled to Vote:      77.86%     1.38%
                  Percentage of Shares Voted:                 98.26%     1.74%

                      ---------------------------------

                  The vote for re-electing one Director to serve for a term of two (2) years is as follows:

                                                                     Withholding
                                                             For      Authority
                                                             ---      ---------
                  Gregory S. Oneglia

                  Number of Shares:                       1,743,618    45,188
                  Percentage of Shares Entitled to Vote:      77.24%     2.00%
                  Percentage of Shares Voted:                 97.47%     2.53%


                  Continuing as Directors with terms to expire at the 2008 Annual Meeting of Shareholders are: Kathleen A. Kelley, H. Ray Underwood, Patrick J. Boland, John A. Brighenti and Richard E. Pugh. Continuing as Directors with terms to expire at the 2009 Annual Meeting of Shareholders are: Joseph J. Greco, Perley H. Grimes, Jr., and Charles E. Orr.

                  2.  Appointment of Auditors
                      -----------------------

                  To vote cast "FOR," "AGAINST" and "ABSTAIN" on the proposal to ratify the appointment of McGladrey & Pullen, LLP to act as independent auditors of the current fiscal year are as follows:

                  "FOR APPROVAL"         "AGAINST APPROVAL"         "ABSTAIN"

                     1,743,603                 35,888                 9,315
                  --------------------------------------------------------------
                                         (Number of Votes)

                     77.23%                      1.59%                 0.41%
                  --------------------------------------------------------------
                               (Percent of shares entitled to vote)

                     97.47%                      2.01%                 0.52%
                  --------------------------------------------------------------
                          (Percent of shares actually voted at the meeting)

                  3.  Adoption of the Company's 2007 Restricted Stock Plan
                      ----------------------------------------------------

                  The votes cast "FOR," "AGAINST" and "ABSTAIN" on the proposal to adopt the Company's 2007 Restricted Stock Plan are as follows:

                  "FOR APPROVAL"  "AGAINST APPROVAL"  "ABSTAIN" BROKER NON-VOTES

                   1,240,390           106,185          34,688       407,543
                  --------------------------------------------------------------
                                         (Number of Votes)

                   54.94%                 4.70%           1.54%
                  --------------------------------------------------------------
                               (Percent of shares entitled to vote)

                   89.80%                 7.69%          2.51%
                  --------------------------------------------------------------
                          (Percent of shares actually voted at the meeting)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                  FIRST LITCHFIELD FINANCIAL CORPORATION



                                  By:  /s/ Joseph J. Greco
                                       -----------------------------------------
                                           Joseph J. Greco
                                           President and Chief Executive Officer



Dated:   May 17, 2007

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